RBC Global Asset Management

RBC BlueBay Money Market Fund Prospectus

January 27, 2023 as supplemented July 31, 2023

RBC BlueBay U.S. Government Money Market Fund
(formerly, U.S. Government Money Market Fund)

RBC Institutional Class 1:	TUGXX
RBC Institutional Class 2:	TIMXX
RBC Investor Class:	TUIXX

As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved of the Fund shares described in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Table of Contents

Fund Summary
This Prospectus describes the RBC BlueBay U.S. Government Money Market Fund (the “Fund”) offered by RBC Funds Trust. Carefully review this important section, which summarizes the Fund’s investment objectives, principal investment strategies and risks, past performance, and fees.	1 6	RBC BlueBay U.S. Government Money Market Fund Important Additional Information

More on the Fund’s Investment Objectives, Principal Investment Strategies and Principal Risks
	7	Investment Objectives
	7	Principal Investment Strategies
	9	Principal Risks
	13	Additional Risks

Management
The Fund is managed by RBC Global Asset Management (U.S.) Inc. (the “Advisor”).	14	Investment Advisor

Shareholder Information
	16	Pricing of Fund Shares
	16	Purchasing and Selling Your Shares
	18	Additional Purchase and Sale Information – RBC Institutional Class 1 and RBC Institutional Class 2
	19	Additional Purchase and Sale Information – RBC Investor Class
	19	Additional Purchase and Sale Information – RBC Investor Class and RBC Institutional Class 2
	20	Telephone Purchase, Exchange and Redemption Privileges
	20	Information for Clients of Introducing Brokers that Clear Transactions through RBC Clearing & Custody
	20	Information for Clients of RBC Advisor Services
	20	Additional Policies About Transactions
	22	Instructions for Opening an Account – RBC Institutional Class 1 and RBC Institutional Class 2

Table of Contents

	23	Instructions for Adding to Your Shares – RBC Institutional Class 1 and RBC Institutional Class 2
`	24	Automatic Investment Plan
	24	Dividends and Distributions and Directed Dividend Option
	25	Selling Shares – RBC Institutional Class 1 and RBC Institutional Class 2
	26	Instructions for Selling Shares (Redemptions) – RBC Institutional Class 1 and RBC Institutional Class 2
	30	Exchanging your RBC Institutional Class 1 Shares
	31	No Exchange Privilege – RBC Institutional Class 2 and RBC Investor Class
	32	Additional Policies on Exchanges
	32	Additional Shareholder Services
	32	Market Timing and Excessive Trading
	33	Disclosure of Portfolio Holdings
	33	Shareholder Servicing Fees – RBC Institutional Class 1
	33	Shareholder Account and Distribution Services (12b‑1) Fees – RBC Institutional Class 2 and RBC Investor Class
	34	Dividends, Distributions and Taxes
	35	Organizational Structure

Financial Highlights
37

Privacy Policy
47

Back Cover
Where to Learn More About the Fund

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Fund Summary	RBC BlueBay U.S. Government Money Market Fund

Investment Objective
The Fund is a money market fund that seeks to achieve as high a level of current income obtainable from investments in short-term securities as is consistent with prudent investment management, the preservation of capital and the maintenance of liquidity.
Fees and Expenses of the Fund
This table describes fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

	RBC Institutional Class 1	RBC Institutional Class 2	RBC Investor Class
Shareholder Fees (fees paid directly from your investment)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.10%	0.10%	0.10%
Distribution and Service (12b‑1) Fee	None	0.15%	1.00%
Other Expenses	0.06%[1]	0.02%	0.02%

Total Annual Fund Operating Expenses	0.16%	0.27%	1.12%
Fee Waiver and/or Expense Reimbursement	0.00%	0.00%	(0.12)%[2]

Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.16%	0.27%	1.00%

1	“Other Expenses” are based on estimated amounts for the current fiscal year.

2	RBC Capital Markets, LLC (“RBC Capital Markets”) has contractually agreed to waive distribution and service fees and/or reimburse the Fund in order to limit the Fund’s total expenses of each class (excluding brokerage and other investment-related costs, interest, taxes, extraordinary expenses such as litigation and indemnification, other expenses not incurred in the ordinary course of the Fund’s business and fees and acquired fund fees and expense) to 1.00% of the Fund’s average daily net assets for Investor Class shares. This expense limitation agreement is in place until January 31, 2024 and may not be terminated by RBC Capital Markets prior to that date. The expense limitation agreement may be revised or terminated by the Fund’s board of trustees if the board consents to a revision or termination as being in the best interests of the Fund. RBC Capital Markets is entitled to recoup from the Fund or class the distribution or servicing fees previously waived or reduced and other payments previously remitted by RBC Capital Markets to the Fund or class for a period of 12 months from the date of such waiver, reimbursement or payment, provided that such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time of the waiver or reimbursement and (ii) the Fund’s expense limitation at the time of recoupment.
Example:    This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the

Fund Summary	RBC BlueBay U.S. Government Money Market Fund

Fund reflect the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
RBC Institutional Class 1	$16	$52	$90	$205
RBC Institutional Class 2	$28	$87	$152	$343
RBC Investor Class	$102	$344	$605	$1,352
Principal Investment Strategies
The Fund invests at least 99.5% of its total assets in Government securities, cash and repurchase agreements collateralized fully by Government securities or cash. For purposes of this policy, “Government securities” means any securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States; or any certificate of deposit for any of the foregoing. The Fund considers repurchase agreements with the Federal Reserve Bank of New York to be U.S. Government securities for purposes of its investment policy. The Fund intends to be a “Government money market fund,” as such term is defined in or interpreted under Rule 2a‑7 under the 1940 Act. Shareholders will be given at least 60 days’ advance notice of any change to the 99.5% policy.
The Fund Board does not currently intend to impose liquidity fees or redemption gates on Fund redemptions. Please note, however, that the Board reserves the ability to subject the Fund to a liquidity fee and/or redemption gate in the future, after providing prior notice to shareholders.
The Fund invests only in eligible securities as defined by Rule 2a‑7 of the 1940 Act that present minimal credit risks. Each investment by the Fund must mature (or be deemed by Rule 2a‑7 to mature) within 397 days of the date of investment. The Fund maintains a dollar-weighted average portfolio maturity of 60 days or less and a dollar-weighted average life (portfolio maturity measured without reference to provisions that otherwise permit the maturity of certain adjustable rate securities to be deemed to be “shortened” to their next interest rate reset date) of 120 days or less. Immediately after any investment by the Fund in a security (other than a U.S. Government security), the Fund may not have more than 5% of its assets invested in securities of the issuer, except for certain temporary investments.
Principal Risks
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Fund Summary	RBC BlueBay U.S. Government Money Market Fund

By itself, the Fund is not a balanced investment program. There is no guarantee that the Fund will meet its goal. The principal risks of investing in the Fund include:
U.S. Government Obligations Risk.    Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) have historically involved little risk of loss of principal if held to maturity. However, the maximum potential liability of the issuers of some of these securities may greatly exceed their current resources and no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.
Variable Rate Demand Note Risk.    The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaults during periods in which the Fund is not entitled to exercise its demand rights.
Interest Rate Risk.    The Fund’s yield will fluctuate as the general level of interest rates change. During periods when interest rates are low, the Fund’s yield may also be low. When interest rates increase, securities held by the Fund will generally decline in value. Interest rate changes are influenced by a number of factors including government policy, inflation expectations, and supply and demand. The Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.
LIBOR Discontinuance or Unavailability Risk.    The London Interbank Offered Rate (“LIBOR”) is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that LIBOR will either cease to be provided by any administrator, or no longer be representative (i) immediately after December 31, 2021 for one‑week and two‑month U.S. Dollar LIBOR settings and (ii) immediately after June 30, 2023 for the remaining U.S. Dollar LIBOR settings. As of January 1, 2022, as a result of supervisory guidance from U.S. regulators, some U.S. regulated entities have ceased entering into new LIBOR contracts with limited exceptions. While publication of the one‑, three- and six‑ month Sterling LIBOR settings has continued on the basis of a changed methodology (known as “synthetic LIBOR”), this rate has been designated by the FCA as unrepresentative of the underlying market it seeks to measure and is solely available for use in legacy transactions and will cease immediately after the final publication on March 31, 2023. Certain bank-sponsored committees in other jurisdictions, including Europe, the United Kingdom, Japan and Switzerland, have selected alternative reference rates denominated in other currencies. As a result, it is possible that LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of the Fund’s portfolio.

Fund Summary	RBC BlueBay U.S. Government Money Market Fund

Net Asset Value Risk.    There is no assurance that the Fund will meet its investment objective of maintaining a net asset value (“NAV”) of $1.00 per share on a continuous basis. Furthermore, there can be no assurance that the Fund’s affiliates will purchase distressed assets from the Fund, make capital infusions, enter into capital support agreements or take other actions to ensure that the Fund maintains a NAV of $1.00 per share. In the event any money market fund fails to maintain a stable NAV, other money market funds, including the Fund, could face a universal risk of increased redemption pressures, potentially jeopardizing the stability of their NAVs. In general, certain other money market funds have in the past failed to maintain stable NAVs and there can be no assurance that such failures and resulting redemption pressures will not occur in the future.
Liquidity Risk.    Significant redemptions by large investors in the Fund could have a material adverse effect on the Fund’s other shareholders or on the ability of the Fund to continue to operate. The NAV could be affected by forced selling during periods of high redemption pressures and/or illiquid markets.
Market Risk.    The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Fund. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.
Issuer/Credit Risk.    There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which could cause the Fund to lose money.
Reinvestment Risk.    Reinvestment risk is the risk that a fixed income security’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original security. Call risk is a type of reinvestment risk. It is the possibility that during periods of falling interest rates, issuers may call securities with higher coupon or interest rates before maturity. If a security is called, the Fund may have to reinvest the proceeds at lower interest rates resulting in a decline in the Fund’s income.
Active Management Risk.    The Fund is actively managed and its performance therefore will reflect in part the Advisor’s ability to make investment decisions that are suited to achieve the Fund’s investment objective. The Fund’s emphasis on credit quality and stability could also cause it to underperform other money market funds, particularly those that take greater maturity and credit risks.
Performance Information
The bar chart and performance table provide an indication of the risks of an investment in the Fund by showing changes in performance from year to year and by showing the Fund’s average annual returns for the past 1, 5 and

Fund Summary	RBC BlueBay U.S. Government Money Market Fund

10 years. The bar chart shows the Fund’s performance for the past ten calendar years. Past performance does not indicate how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.rbcgam.com or by calling 1‑800‑422‑2766.
For the Fund’s current seven‑day yield, call 1‑800‑422‑2766.
RBC BlueBay U.S. Government Money Market Fund – RBC Institutional Class 1
Annual Total Returns

During the periods shown in the chart for the RBC BlueBay U.S. Government Money Market Fund:
	Quarter	Year	Returns
Best quarter:	Q4	2022	0.83%
Worst quarter:	Q3	2015	0.00%

Average Annual Total Returns (for the periods ended December 31, 2022)
	Past Year	Past 5 Years	Past 10 Years
RBC Institutional Class 1	1.43%	1.13%	0.67%
RBC Institutional Class 2	1.31%	1.04%	0.61%
RBC Investor	0.86%	0.63%	0.32%

Investment Advisor
RBC Global Asset Management (U.S.) Inc.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, unless you are investing through a tax‑deferred arrangement, such as a 401(k) plan or individual retirement account, in which case you may be taxed later upon withdrawal of your investment from such arrangement.
For important information about “Purchase and Sale of Fund Shares” and “Payments to Broker-Dealers and Other Financial Intermediaries,” please turn to “Important Additional Information” on page 6 of this Prospectus.

Important Additional Information

Purchase and Sale of Fund Shares
You may purchase or redeem (sell) shares of the Fund by phone (1‑800‑422‑2766), by mail (RBC Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701) or by wire. The table below provides the Fund’s minimum initial and subsequent investment requirements.
Shares of RBC Investor Class are only offered to investors who are clients of RBC Wealth Management, RBC Clearing & Custody or RBC Capital Markets and participate in the cash sweep program. For information concerning the purchase and sale of this share class, contact your financial institution or financial consultant. Shares of RBC Institutional Class 1 and RBC Institutional Class 2 may be purchased and sold directly from the Fund through its transfer agent.
The following table provides minimum initial and subsequent investment information for the different classes of shares of the Fund. The minimums may be reduced or waived in some cases.

Minimum Initial Investment:

RBC Institutional Class 1	$10,000,000

RBC Institutional Class 2	$1,000,000

RBC Investor Class	None (used in RBC cash sweep programs)

Minimum Subsequent Investment:	There are generally no minimums for additional investments in the Fund; however, there is a $50 minimum for subsequent investments in the Automatic Investment Plan for RBC Institutional Class 1 and RBC Institutional Class 2 shares.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or the Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

More on the Fund’s Investment Objectives, Principal Investment Strategies and Principal Risks

Investment Objectives
The Fund’s investment objective described in the “Fund Summary” section of this Prospectus is fundamental and cannot be changed without shareholder approval.
Principal Investment Strategies
The information below describes in greater detail the Fund’s principal investment strategies. A full discussion of all permissible investments can be found in the Fund’s Statement of Additional Information (“SAI”).
The Fund invests at least 99.5% of its total assets in Government securities, cash and repurchase agreements collateralized fully by Government securities or cash. For purposes of this policy, “Government securities” means any securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States; or any certificate of deposit for any of the foregoing. The Fund considers repurchase agreements with the Federal Reserve Bank of New York to be U.S. Government securities for purposes of its investment policy. The Fund intends to be a “Government money market fund,” as such term is defined in or interpreted under Rule 2a‑7 under the 1940 Act. The Fund Board does not currently intend to impose liquidity fees or redemption gates on Fund redemptions. Please note, however, that the Board reserves the ability to subject the Fund to a liquidity fee and/or redemption gate in the future, after providing prior notice to shareholders. A government money market fund may also include investments in other government money market funds as an eligible investment for purposes of the 99.5% requirement above. Shareholders will be given at least 60 days’ advance notice of any change to the 99.5% policy. In addition, in normal market conditions, the Fund invests at least 80% of its assets in U.S. Government securities and in repurchase agreements secured by them and will provide notice to shareholders at least 60 days prior to making a change to its 80% investment policy. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes.
Money Market Fund.    The Fund is a “money market fund” and, as such, seeks income by investing in short-term debt securities and must meet strict standards established by the RBC Funds’ Board of Trustees (“Board of Trustees”). These standards are in accordance with Rule 2a‑7 under the 1940 Act, which imposes strict portfolio credit quality, maturity, liquidity and diversification standards on money market funds.
Credit Quality.    The Fund invests only in eligible securities as defined by Rule 2a‑7 that present minimal credit risks.
Maturity.    The Fund invests only in securities having remaining maturities (or be deemed by Rule 2a‑7 to have a remaining maturity) of 397 days or less. The Fund also maintains a dollar-weighted average portfolio maturity of

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60 days or less and a dollar-weighted average life (portfolio maturity measured without reference to provisions that otherwise permit the maturity of certain adjustable rate securities to be deemed to be “shortened” to their next interest rate reset date) of 120 days or less.
Diversification.    Immediately after any investment by the Fund in a security (other than a U.S. Government security), the Fund may not have more than 5% of its total assets invested in securities of the issuer, except for certain temporary investments. Separate diversification standards apply to securities subject to guarantees.
Liquidity.    The Fund may not invest more than 5% of its total assets (measured at the time of acquisition) in illiquid securities, as defined under Rule 2a‑7. The Fund will be required to invest at least 10% of its total assets (measured at the time of acquisition) in “daily liquid assets” and at least 30% of its total assets (measured at the time of acquisition) in “weekly liquid assets.” “Daily liquid assets” are cash (including demand deposits), direct obligations of the U.S. Government, securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day and amounts receivable and unconditionally due within one business day on pending sales of portfolio securities. “Weekly liquid assets” are cash (including demand deposits), direct obligations of the U.S. Government, U.S. Government agency/instrumentality discount notes without payment of interest with remaining maturities of 60 days or less, securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within five business days and amounts receivable and unconditionally due within five business days on pending sales of portfolio securities.
Government Obligations.    Government obligations in which the Fund may invest are backed in a variety of ways by the U.S. Government or its agencies or instrumentalities. Some Government obligations, such as U.S. Treasury bills, notes and bonds and mortgage-backed certificates issued by the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury. Other Government obligations, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the U.S. Treasury, subject to certain limits. Still other Government obligations, such as obligations of the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), and the Tennessee Valley Authority are backed only by the credit of the agency or instrumentality issuing the obligations and, in certain instances, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. Some Government obligations, such as obligations of the Federal Farm Credit Banks, are backed only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations which are not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate payment. In none

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of these cases, however, does the U.S. Government guarantee the value or yield of the Government obligations themselves or the NAV of the Fund’s shares. The Fund considers repurchase agreements with the Federal Reserve Bank of New York to be U.S. Government securities.
Temporary Defensive Positions.    The Fund may, from time to time, take temporary defensive positions by holding cash, shortening the Fund’s dollar-weighted average maturity or investing in other securities that are eligible securities for purchase by money market funds as described in the “Fund Summary” section of this Prospectus and in accordance with federal laws concerning money market funds, in anticipation of, or in response to, adverse market, economic, political or other conditions. It is possible that such investments could affect the Fund’s performance and the Fund may not achieve its investment objective.
Principal Risks
The Fund is affected by changes in the economy, or in securities and other markets. There is also the possibility that investment decisions the Advisor makes with respect to the investments of the Fund will not accomplish what they were designed to achieve or that the investments will have disappointing performance.
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
The principal risks of investing in the Fund are identified in the “Fund Summary” section of this Prospectus and are further described below.
U.S. Government Obligations Risk.    Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) have historically involved little risk of loss of principal if held to maturity. However, the maximum potential liability of the issuers of some of these securities may greatly exceed their current resources and no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law. In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on the entities’ debt and securities guaranteed by the entities remains unclear. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. In the event that Fannie Mae and Freddie Mac are taken out of conservatorship, it is unclear how the capital structure of

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Fannie Mae and Freddie Mac would be constructed and what effects, if any, there will be on their creditworthiness and guarantees of certain mortgage-backed securities. Should FHFA take Fannie Mae and Freddie Mac out of conservatorship, there could be an adverse impact on the value of their securities, which could cause losses to a Fund. Under the direction of the FHFA, Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of Fannie Mae and Freddie Mac certificates. The Single Security Initiative was implemented in June 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.
Variable Rate Demand Note Risk.    The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaults during periods in which the Fund is not entitled to exercise its demand rights.
Interest Rate Risk.    As with any investment whose yield reflects current interest rates, the Fund’s yields will change over time. During periods when interest rates are low, the Fund’s yield may also be low. When interest rates increase, securities held by the Fund will generally decline in value. Interest rate changes are influenced by a number of factors including government policy, inflation expectations, and supply and demand. Interest rates and bond yields in the U.S. and many other countries were, until recently, near historically low levels. More recently, interest rates in the U.S. and many other countries have begun rising. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates and/or bond yields. The Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.
LIBOR Discontinuance or Unavailability Risk.    The London Interbank Offered Rate (“LIBOR”) is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that LIBOR will either cease to be provided by any administrator, or no longer be representative (i) immediately after December 31, 2021 for one‑week and two‑month U.S. Dollar LIBOR settings and (ii) immediately after June 30, 2023 for the remaining U.S. Dollar LIBOR settings. As of January 1, 2022, as a result of supervisory guidance from U.S. regulators, some U.S. regulated entities have ceased entering into new LIBOR contracts with limited exceptions. While publication of the one‑, three- and six‑ month Sterling LIBOR settings has continued on the basis of a changed methodology (known as “synthetic LIBOR”), this rate has been designated by the FCA as unrepresentative of the underlying market it seeks to measure and is solely available for use in legacy transactions and will cease immediately after the final publication on March 31, 2023. Certain bank-sponsored committees in

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other jurisdictions, including Europe, the United Kingdom, Japan and Switzerland, have selected alternative reference rates denominated in other currencies. As a result, it is possible that commencing in 2022 (or on a later date, for those LIBOR tenors which are expected to continue until June 2023) LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of the Fund’s portfolio.
Net Asset Value Risk.    There is no assurance that the Fund will meet its investment objective of maintaining a NAV of $1.00 per share on a continuous basis. Furthermore, there can be no assurance that the Fund’s affiliates will purchase distressed assets from the Fund, make capital infusions, enter into capital support agreements or take other actions to ensure that the Fund maintains a NAV of $1.00 per share. In the event any money market fund fails to maintain a stable NAV, other money market funds, including the Fund, could face a universal risk of increased redemption pressures, potentially jeopardizing the stability of their NAVs. In general, certain other money market funds have in the past failed to maintain stable NAVs and there can be no assurance that such failures and resulting redemption pressures will not occur in the future.
Liquidity Risk.    Significant redemptions by large investors in the Fund could have a material adverse effect on the Fund’s other shareholders or on the ability of the Fund to continue to operate. The Fund’s NAV could be affected by forced selling during periods of high redemption pressures and/or illiquid markets. In addition, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could increase the Fund’s transaction costs and impact the Fund’s performance. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Although large shareholder transactions may be more frequent under certain circumstances, the Fund is generally subject to the risk that a large shareholder can purchase or redeem a significant percentage of Fund shares at any time. Moreover, the Fund is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder, which could exacerbate any potential negative effects experienced by the Fund.
Market Risk.    The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Fund. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.

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Market conditions risk includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For example, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause a Fund to lose value. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy.
Governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments. To the extent that the Fund focuses its investments in a region enduring geopolitical market disruption, it will face higher risk of loss, although the increasing interconnectivity between global economies and financial markets can lead to events or conditions in one country, region or financial market adversely impacting a different country, region or financial market.
Recently, in response to rising global inflation, governmental authorities have been raising interest rates. Government efforts to support the economy and financial markets may increase the risk that asset prices have a higher degree of correlation than historically seen across markets and asset classes. Many markets reached historical highs during recent periods and could be approaching the end of an economic expansion cycle. Furthermore, there is no guarantee that actions taken by governmental bodies to reduce inflation will be effective.
Issuer/Credit Risk.    Issuer/credit risk is the risk that the issuers of debt securities held by the Fund will not make payments on the securities or the counterparty to a contract will default on its obligation. Information about a security’s credit quality may be imperfect and a security may have its credit rating unexpectedly downgraded at any time, which could adversely affect the volatility of the value and liquidity of the investment. With respect to United States government securities, there can be no assurance that the United States government will provide financial support to United States government sponsored agencies or instrumentalities where it is not obligated to do so by law.
Reinvestment Risk.    Reinvestment risk is the risk that a fixed income security’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original security. If interest

More on the Fund’s Investment Objectives, Principal Investment Strategies and Principal Risks

rates decline, the underlying security may rise in value, but the cash flows received from that security may have to be reinvested at a lower interest rate.
Call risk is a type of reinvestment risk. Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a call) at a price below or above its current market price. An increase in the likelihood of a call may reduce a security’s price. If a fixed-income security is called, the Fund may have to reinvest proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.
Active Management Risk.    The Fund is actively managed and its performance is subject to the risk that the Advisor’s security selection and expectations regarding interest rate trends will cause the Fund’s yields to lag other funds with similar investment objectives or the performance of short-term debt instruments. The Fund’s emphasis on credit quality and stability could also cause underperformance relative to other money market funds, particularly those that take greater maturity and credit risks.
Additional Risks
In addition to the principal investment risks described above, the Fund will generally be subject to the following additional, non‑principal risks:
Liquidation Risk.    To the extent authorized by law, the Fund reserves the right to discontinue offering shares at any time, merge, reorganize itself or any class of shares or cease operations and liquidate.
Operational Risk.    The Fund’s investments may be adversely affected due to the operational process of the Fund’s service providers, including the Advisor, transfer agent, custodian or administrator. The Fund may be subject to losses arising from inadequate or failed internal controls, processes and systems, or from human or external events.
Regulatory and Legal Risk.    Governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that can affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation that applies to the Fund. These regulations and laws can adversely impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
In addition, entities that are part of banking organizations, such as the Advisor and its affiliates, are subject to extensive government regulation. Government regulation may change frequently and may have significant effects, including limiting the ability of the Advisor and its affiliates from engaging in certain trading activities, which may adversely impact the Fund.
Money Market Fund Regulation Risk.    The SEC and other regulatory agencies continue to review the regulation of money market funds. As of the date of this prospectus, the SEC has proposed amendments to the rules that govern money market funds. These proposed amendments, if implemented, may affect the Fund’s investment strategies, performance, yield, expenses, operations and continued viability.

Management

Investment Advisor
The Fund is advised by RBC Global Asset Management (U.S.) Inc., a wholly owned subsidiary of Royal Bank of Canada (“RBC”). RBC is one of North America’s leading diversified financial services companies and provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, and transaction processing services on a global basis. RBC employs approximately 89,000 people who serve more than 17 million personal, business, public sector and institutional clients through offices in Canada, the U.S. and 27 other countries around the world. The Advisor has been registered with the SEC as an investment advisor since 1983, and has been a portfolio manager of publicly-offered mutual funds since 1986. The Advisor maintains its offices at 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402. As of December 31, 2022, the Advisor’s investment team managed approximately $43.9 billion in assets for corporations, public and private pension plans, Taft-Hartley plans, charitable institutions, foundations, endowments, municipalities, registered mutual funds, private investment funds, trust programs, foreign funds such as UCITS funds, individuals (including high net worth individuals), wrap sponsors and other U.S. and international institutions.
For the fiscal year ended September 30, 2022, the Fund paid the Advisor a fee of 0.10% of average daily net assets for the advisory services it provided. Information regarding the factors considered by the Board of Trustees in connection with the most recent approval of the Investment Advisory Agreement with the Advisor is provided in the Fund’s Annual Report for the fiscal year ended September 30, 2021.
The Advisor has contractually agreed to waive fees and/or pay operating expenses through January 31, 2024 for RBC Institutional Class 1 of the Fund in order to maintain net annual fund operating expenses of 0.20%. RBC Capital Markets, in its role as shareholder servicing agent to the Fund, has contractually agreed to waive distribution and service fees and/or reimburse the Fund through January 31, 2024 to maintain net annual fund operating expenses as set forth below.

Share Class	Operating Expense Limit
RBC Institutional Class 2	0.30%
RBC Investor Class	1.00%
The Fund will carry forward, for a period not to exceed 12 months from the date on which a waiver or reimbursement is made by the Advisor or RBC Capital Markets, any expenses in excess of the operating expense limit and repay the Advisor or RBC Capital Markets such amounts, provided the relevant class of the Fund is able to do so and remain in compliance with the operating expense limit. The Advisor or RBC Capital Markets may voluntarily waive and/or reimburse additional fund operating expenses from time to time. Any such voluntary program may be modified or discontinued at any time without notice.
The expense limitation agreements exclude brokerage and other investment-related costs, interest, taxes, extraordinary expenses such as litigation (including legal and audit fees and other costs in contemplation of or

Management

incidental thereto), indemnification, other expenses not incurred in the ordinary course of the Fund’s business and expenses incurred indirectly by the Fund as a result of investment in shares of another investment company.
The waiver and reimbursement obligation of RBC Capital Markets and the Advisor with respect to any fiscal year may not exceed the distribution and servicing fees it earns with respect to the Fund or class during such fiscal year.
The Advisor serves as Co‑Administrator to the Fund and provides certain administrative services necessary for the operation of the Fund, including among other things, (i) providing office space, equipment and facilities for maintaining the Fund’s organization, (ii) preparing the Trust’s registration statement, proxy statements and all annual and semi-annual reports to Fund shareholders, and (iii) general supervision of the operation of the Fund, including coordination of the services performed by the Fund’s Advisor, Distributor, custodian, independent accountants, legal counsel and others.
Effective November 1, 2021, RBC Global Asset Management has aligned the operations of the Advisor and certain of its asset management affiliates. In particular, beginning on November 1, 2021, the Advisor and BlueBay Asset Management USA LLC (“BlueBay‑U.S.”) have combined their respective U.S. fixed income teams into a single multi-disciplinary team, and have consolidated the businesses’ U.S. legal entity structure, with BlueBay‑U.S. merging with and into the Advisor. In connection with this integration, the Advisor will utilize services of its affiliate BlueBay Asset Management LLP (“BlueBay‑U.K.”) and RBC Global Asset Management (UK) Limited, each a SEC‑registered investment adviser based in London, U.K.
Prior to November 1, 2021, the Board of Trustees approved a new investment advisory agreement between the Fund and the Advisor to accommodate this integration and the new investment advisory agreement was subsequently approved by shareholders.
Payments to Financial Intermediaries.    The Advisor may make payments, out of its own resources and at no additional cost to the Fund or shareholders, to certain broker-dealers, mutual fund supermarkets, or other financial institutions (“Intermediaries”) in connection with the provision of administrative services; the distribution of the Fund’s shares; and reimbursement of ticket or operational charges (fees that an institution charges its representatives for effecting transactions in the Fund’s shares). The Advisor also makes inter-company payments out of its own resources, and at no additional cost to the Fund or shareholders, to RBC Capital Markets in recognition of administrative and distribution-related services provided by RBC Capital Markets to shareholders.
Conflicts of Interest Risk.    An investment in the Fund may be subject to actual or potential conflicts of interest. For example, the Advisor and/or its affiliates may face conflicts of interest when receiving compensation for services provided by affiliates or in the side‑by‑side management of the Fund and other client accounts. The Advisor and/or its affiliates may make investment decisions that differ from and/or negatively impact those made on behalf of a Fund. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the SAI.

Shareholder Information

Pricing of Fund Shares
NAV Calculation Times.    The per share NAV of the Fund is determined each day the New York Stock Exchange (“NYSE”) is open for trading and the primary trading markets for the Fund’s portfolio instruments are open (“Value Date”). The Fund’s share price is its NAV per share, which is the value of the Fund’s net assets divided by the number of its outstanding shares. The Fund seeks to maintain a stable NAV of $1.00 per share. The Fund’s NAV is calculated once daily at 5:00 p.m. Eastern Time. The deadline for submitting purchase and redemption orders to the Fund’s transfer agent in order to receive the current day’s NAV is 5:00 p.m. Eastern Time.
When Orders are Priced.    A purchase order for shares is priced at the NAV next calculated after your order is received in good order by the Fund or its transfer agent, including any special documentation that may be required in certain circumstances, and the form of payment has been converted to federal funds. If a purchase order in proper form is received by an authorized financial intermediary, the order will be treated as if it had been received by the Fund’s transfer agent at the time it is received by the intermediary. For further information, see “Introduction to Purchases” in the “Purchasing and Selling Your Shares” section.
Your order for redemption (sale) of shares is priced at the NAV next calculated after your order is received in good order by the Fund or its transfer agent, including any special documentation that may be required in certain circumstances. If a redemption order in proper form is received by an authorized financial intermediary, the order will be treated as if it had been received by the Fund’s transfer agent at the time it is received by the intermediary. For further information, see “Introduction to Redemptions (Sales)” in the “Purchasing and Selling Your Shares” section.
You may purchase, redeem, or exchange shares of the Fund on any day when the NYSE is open and the primary trading markets for the Fund’s portfolio instruments are open. Purchases, redemptions, and exchanges may be restricted in the event of an early or unscheduled close of the NYSE if the primary trading markets of the Fund are disrupted as well. Even if the NYSE is closed, the Fund may accept purchase, redemption, and exchange orders on a Value Date if the Fund’s management believes there is an adequate market to meet purchase, redemption, and exchange requests. On such days, the Fund would also price shares in accordance with the above procedures.
Valuation of Portfolio Securities.    Securities held by the Fund are valued at amortized cost, which approximates market value, in order to maintain a constant NAV of $1.00 per share. If amortized cost no longer approximates market value due to credit or other impairments of an issuer, the Fund will use pricing and valuation procedures approved by the Fund’s Board of Trustees.
Purchasing and Selling Your Shares
Where to Buy Fund Shares.    You may purchase shares through RBC Wealth Management and introducing brokers that clear transactions through

Shareholder Information

RBC Clearing & Custody, a division of RBC Capital Markets, RBC Advisor Services, RBC Capital Markets and through other financial intermediaries. You may also purchase RBC Institutional Class 1 and RBC Institutional Class 2 shares directly from the Fund’s transfer agent, U.S. Bank Global Fund Services. You may contact U.S. Bank Global Fund Services at 1‑800‑422‑2766.
Information for Shareholders Not Participating in a Cash Sweep Program.    Eligibility for RBC Institutional Class 1 for the Fund is limited to existing shareholders in the Fund as of November 21, 2008 (and only with respect to shareholder accounts held directly with the transfer agent that remain open thereafter), or investors with a minimum of $10 million to invest in the Fund. Eligibility for RBC Institutional Class 2 for the Fund is limited to investors who have a minimum of $1 million to invest in the Fund.
Introduction to Purchases.    If purchasing through your brokerage account, financial advisor or other financial intermediary, simply tell your investment representative that you wish to purchase shares of the Fund and he or she will take care of the necessary documentation. Shares of the Fund may be purchased at their next determined NAV. Shares of the Fund are sold without a sales charge.
The Fund, the distributor, the Advisor and the transfer agent reserve the right to reject any application for any reason in its sole discretion, including rejection of orders not accompanied by proper payment and orders that are not in the best interests of the Fund and its shareholders.
Certain broker-dealers and other financial intermediaries are authorized to accept purchase orders on behalf of the Fund at the Fund’s NAV next determined after your order is received by an organization in proper order before the NAV calculation time for the share class, or such earlier time as may be required by an organization, and the form of payment has been converted to federal funds. These organizations may be authorized to designate other intermediaries to act in this capacity. These organizations may vary in terms of how they process your orders, and they may charge you transaction fees on purchases of Fund shares and may also impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or its transfer agent, U.S. Bank Global Fund Services. These organizations may be the shareholders of record of your shares. These intermediaries are responsible for transmitting requests and delivering funds on a timely basis. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers. (The Fund is, however, obligated to price orders at the NAV next calculated after the order is received in good order by such an organization and the form of payment has been converted to federal funds, even if the organization does not transmit the order to the Fund in a timely manner.)
Lost Accounts/Unclaimed Assets.    Please note that based upon statutory requirements for returned mail, the Fund and the transfer agent will attempt to locate the investor or rightful owner of the account. If the Fund is unable to locate the investor, then they will determine whether the investor’s

Shareholder Information

account can legally be considered abandoned. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your State’s abandoned property laws. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator, in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. Investors with a state of residence in Texas have the ability to designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Texas Comptroller of Public Accounts for further information.
Introduction to Redemptions (Sales).    You may redeem shares of the Fund by contacting your investment representative. Shares will be redeemed at their next determined NAV as described under “Pricing of Fund Shares.” Redemptions may be suspended or postponed at times when the NYSE is closed, when trading is restricted, or under certain emergency circumstances as determined by the SEC. Even if the NYSE is closed, the Fund may accept purchase, redemption, and exchange orders on a Value Date if the Fund’s management believes there is an adequate market to meet purchase, redemption, and exchange requests. On such days, the Fund would also price shares, typically at 5:00 p.m. Eastern time. Redemptions are treated as sales for federal income tax purposes. In addition to contacting your investment representative, depending on your type of account, you may be able to redeem shares of the Fund by following the instructions described on the next few pages.
Financial institutions (such as banks and broker-dealers) through which Fund shares may be purchased may charge additional fees and may require higher minimum investments or impose certain order processing requirements, or other limitations and restrictions on buying and selling shares. Consult your financial institution or investment representative for specific information concerning your account or the Fund.
Additional Purchase and Sale Information
RBC Institutional Class 1 and RBC Institutional Class 2
This section provides additional information concerning the purchase of shares of RBC Institutional Class 1 and RBC Institutional Class 2 for shareholders who purchase shares directly from the Fund or its transfer agent, U.S. Bank Global Fund Services. For additional details concerning the purchase of shares of the other classes of the Fund, contact your financial institution or investment representative.

Minimum Initial Investment
Amount
RBC Institutional Class 1	$10,000,000
RBC Institutional Class 2	$1,000,000
The Fund cannot process transaction requests unless they are properly completed as described in this section. The Fund may cancel or change its

Shareholder Information

transaction policies without notice. To avoid delays, please call us if you have any questions about these policies.
All purchases of the Fund’s shares must be in U.S. Dollars. All checks must be in U.S. Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, starter checks, postdated checks, or any conditional order or payment.
The transfer agent will charge a $25.00 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned. The Fund may waive its minimum purchase requirement. Each of the Fund, the Distributor, the Advisor and the transfer agent reserves the right to reject any application for any reason in its sole discretion, including rejection of orders not accompanied by proper payment and orders that are not in the best interests of the Fund and its shareholders. The Fund does not accept applications under certain circumstances or in amounts considered disadvantageous to shareholders.
Additional Purchase and Sale Information
RBC Investor Class
You must be a client of RBC Wealth Management, a client of an RBC Clearing & Custody correspondent firm or a Registered Investment Advisor client of RBC Clearing & Custody or RBC Capital Markets to purchase or sell RBC Investor Class shares of the Fund. Use of the RBC Investor Class shares of the Fund as an automated sweep option is limited and eligibility is based on the discretion of RBC Wealth Management, RBC Clearing & Custody or RBC Capital Markets as described in the applicable account agreement.
Not all correspondent firms have arrangements with RBC Clearing & Custody to make shares of the Fund available to their customers. For additional details concerning the purchase or sale of the Fund, contact your financial institution or financial consultant. If you are opening an account through your financial consultant, brokerage account or other financial institution, simply tell your financial consultant that you wish to open an account and they will take care of the necessary documentation. Shareholders who open accounts through introducing brokers that clear transactions through RBC Clearing & Custody, should direct all requests to buy, sell or exchange shares directly to your financial consultant.
Additional Purchase and Sale Information
RBC Investor Class and RBC Institutional Class 2
In those instances where clients of RBC Wealth Management and introducing brokers that clear transactions through RBC Clearing & Custody request transactions that require settlement on a “same‑day” basis the Fund shares necessary to effect such transactions will be deemed to have been transferred to RBC Wealth Management prior to the Fund’s declaration of dividends on that day. In such instances, shareholders will receive all dividends declared

Shareholder Information

and reinvested through the date immediately preceding the date of redemption and RBC Wealth Management shall retain the last day’s dividend to offset the cost of advancing payment on such client’s behalf.
Telephone Purchase, Exchange and Redemption Privileges
Shareholders who open accounts with the Fund (other than through RBC Wealth Management and introducing brokers that clear transactions through RBC Clearing & Custody) can accept telephone purchase, exchange and redemption privileges on the account application. If you call the Fund, the Fund’s representative may request personal identification and may record the call. Shareholders who open accounts through RBC Wealth Management or introducing brokers that clear transactions through RBC Clearing & Custody should check with their investment representative for details on purchases, exchanges, redemptions and related policies. IRA account-holders may redeem or exchange shares by telephone. If you have an IRA, you must indicate on your written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election to have tax withheld will be subject to 10% withholding. Shareholders redeeming from IRA accounts by telephone will be asked whether or not to withhold taxes from any distribution.
Information for Clients of Introducing Brokers that Clear Transactions through RBC Clearing & Custody
For introducing brokers that begin a relationship with RBC Clearing & Custody, their respective clients are placed in RBC Investor Class shares.
Information for Clients of RBC Clearing & Custody
Registered Investment Advisor clients of RBC Clearing & Custody are eligible for RBC Investor Class shares.
Additional Policies About Transactions
Corporations, Trusts and Other Entities.    Additional documentation is normally required for corporations, fiduciaries and others who hold shares in a representative or nominee capacity. We cannot process your request until we have all documents in the form required. Please call us first to avoid delays.
Sales Limited to U.S. Citizens and Resident Aliens.    Shares of the Fund are generally offered only to United States citizens and United States resident aliens having a social security number or an individual tax identification number. This Prospectus should not be considered a solicitation or offering of Fund shares to non‑U.S. citizens or non‑resident aliens.
Anti-Money Laundering Procedures.    Shareholder information is subject to independent identity verification and may be shared, as permitted by law and as permitted by the Fund’s Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity. In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required, among other matters, to obtain, verify and record the following

Shareholder Information

information for all registered owners and, in certain circumstances, for others who may be authorized to act on an account: full name, date of birth (for individuals), taxpayer identification number (usually your social security number), and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. In order to verify your identity, we may cross-reference your identification information with a consumer report or other electronic database, or by requesting a copy of your driver’s license, passport or other identifying document. Corporate, trust and other entity accounts require additional documentation. If we are unable to verify your identity in accordance with the Fund’s policies and procedures, we will reject and return your application, close your account or take such other action as we deem reasonable and as permitted by law. Please review your account application for additional information. In the rare event that the Transfer Agent is unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s net asset value.

Shareholder Information

Instructions for Opening an Account
RBC Institutional Class 1 and RBC Institutional Class 2
If opening an account with RBC Institutional Class 1 or RBC Institutional Class 2 shares through your financial advisor, brokerage account or other financial institution, simply tell your investment representative that you wish to open an account and he or she will take care of the necessary documentation.
You may purchase RBC Institutional Class 1 or RBC Institutional Class 2 shares directly from the Fund by completing a new account application. Contact U.S. Bank Global Fund Services, the Fund’s transfer agent at 1‑800‑422‑2766 or go to www.rbcgam.com to obtain an application. Once completed, you may submit your application by following one of the steps below.

By Mail	Initial Purchases and All Correspondence RBC Funds c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Registered/Overnight Mail RBC Funds c/o U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202-5207

1. Carefully read, complete and sign the application. Establishing your account privileges now saves you the inconvenience of having to add them later.

2. Make check payable to “RBC Funds” and include the name of the Fund in which you are investing on the check. Your initial investment must meet the applicable account minimum requirement.

3. Mail or courier application and payment to the applicable address above.

4.  The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s offices.

By Wire	U.S. Bank, N.A. ABA # 075000022 Credit: U.S. Bank Global Fund Services Account: 182380369377 Further Credit: RBC Funds (Shareholder Name/ Account Registration) (Shareholder Account Number)	To open an account by wire, a completed account application is required before your wire can be accepted. You may mail or deliver overnight your account application to the transfer agent. Upon receipt of your completed application, an account will be established for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire as indicated here. Wired funds must be received by the Fund’s deadline in order for shares to be purchased at that day’s price. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Shareholder Information

Instructions for Adding to Your Shares
RBC Institutional Class 1 and RBC Institutional Class 2
If purchasing additional RBC Institutional Class 1 or RBC Institutional Class 2 shares of the Fund through your financial advisor, brokerage account or other financial institution, simply tell your investment representative that you wish to purchase additional shares of the Fund and he or she will take care of the necessary documentation. Otherwise, to purchase additional shares in the Fund account, follow the instructions below. Please note that there are no minimums for additional investments in the RBC Institutional Class 1 and RBC Institutional Class 2 shares.

By Telephone	1‑800‑422‑2766	If you elected telephone options on your account application, and if your account has been open for at least 7 business days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (“ACH”) network. You must have banking information established on your account prior to making a purchase. If your order is received prior to the Fund’s deadline, your shares will be purchased at the net asset value calculated on the day your order is placed.

By Mail	Regular Mail RBC Funds c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Registered/Overnight Mail RBC Funds c/o U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202-5207

1. Mail the detachable stub from your confirmation statement. Or, if unavailable, provide the following information with your payment:

• Account name and account number

• Fund name

• Share class

2. Make your check payable to “RBC Funds” and include your account number and the name of the Fund on the check.

3. Mail or deliver stub and payment to the applicable address above.

4.  The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s offices.

By Wire	U.S. Bank, N.A. ABA # 075000022 Credit: U.S. Bank Global Fund Services Account: 182380369377 Further Credit: RBC Funds (Shareholder Name/ Account Registration) (Shareholder Account Number)
Wire share purchases should include the names of each account owner, your account number and the name of the Fund. You should notify the Fund by telephone that you have sent a wire purchase order to U.S. Bank.

Wired funds must be received by the Fund’s deadline in order for shares to be purchased at that day’s price. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Automatic Investment Plan	You may establish an Automatic Investment Plan to make additional purchases at regular intervals from your pre‑established bank account. Your financial institution must be a member of the Automated Clearing House (ACH) to participate.

Shareholder Information

You can also add shares to your Fund account by using the convenient options described below. The Fund reserves the right to change or eliminate these privileges at any time without notice, to the extent permitted by applicable law.
Automatic Investment Plan
Once your account has been established, you may make additional purchases at regular intervals through the Automatic Investment Plan (AIP). This Plan provides a convenient method to have monies deducted from your bank account, for investment into a Fund, on a monthly, quarterly, semi-annual or annual basis in amounts of $50 or more. In order to participate in the Plan your financial institution must be a member of the Automated Clearing House (ACH) network. If your bank rejects your payment, the Fund’s transfer agent will charge a $25 fee to your account. To begin participating in the Plan, please complete the Automatic Investment Plan section on the account application or call the Fund’s transfer agent at 1‑800‑422‑2766 for instructions. Any request to change or terminate your Automatic Investment Plan should be submitted to the transfer agent 5 days prior to the effective date.
Dividends and Distributions and Directed Dividend Option
Unless you have selected otherwise, dividends and distributions are reinvested in additional Fund shares at NAV. You should maintain the minimum balance in the Fund into which you plan to reinvest distributions. You can change or terminate your participation in the reinvestment option at any time in writing or by telephone at least five days prior to the record date of the distribution. By selecting the appropriate box in the account application, you can elect to receive your Fund distributions (capital gains and/or dividends) in cash (check), have distributions deposited in a pre‑authorized bank account via ACH, or have distributions reinvested in the Fund or in another eligible RBC Fund without a sales charge.
If you elect to receive distributions and/or capital gains paid in cash, and if the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV, and to reinvest all subsequent distributions.

Shareholder Information

Selling Shares
RBC Institutional Class 1 and RBC Institutional Class 2

If selling RBC Institutional Class 1 or RBC Institutional Class 2 shares of the Fund through your brokerage account, financial advisor or other financial institution, ask your investment representative for redemption procedures. Your investment representative may have transaction minimums and/or

Withdrawing Money From Your Fund Investment
As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

transaction times or other restrictions or limitations that will affect your redemption. For other sales transactions of Fund shares, follow the instructions below.
You may withdraw from your account at any time. Certain requests will however require a signature guarantee. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.
A signature guarantee from either a Medallion program member or a non‑medallion program member is required in the following situations:

•	If you are requesting a change in ownership on your account;

•	When redemption proceeds are payable or sent to any person, address or bank account not on record;

•	When a redemption request is received by the transfer agent and the account address has changed within the last 30 calendar days;

•	For all redemptions in excess of $50,000 from any shareholder account.
The Fund may waive any of the above requirements in certain instances. In addition to the situations described above, the Fund and/or the transfer agent reserve the right to require a signature guarantee or other acceptable signature authentication in other instances based on the circumstances relative to the particular situation. Non‑financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.
Please refer to “Additional Policies on Selling Shares (Redemptions)” below. The Fund reserves the right to amend its redemption policies. Shareholders will be notified of changes.

Shareholder Information

Instructions for Selling Shares (Redemptions)
RBC Institutional Class 1 and RBC Institutional Class 2(1)

By Telephone	1‑800‑422‑2766	The Fund will send proceeds only to the address or bank of record. You must provide the Fund’s name, your account number, the names of each account owner (exactly as registered), and the number of shares or dollar amount to be redeemed. Redemption orders for the Fund must be received prior to 5:00 p.m. Eastern time for the trade to be processed with that day’s closing price.

By Mail	Regular Mail RBC Funds c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Registered/Overnight Mail RBC Funds c/o U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202-5207

1.  In a letter, include the genuine signature of each registered owner (exactly as registered), the name of each account owner, the account number and the number of shares or dollar amount to be redeemed.

2. Mail or courier the letter to the applicable address above.

3.  The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s offices.

By Wire	Redemption proceeds may be wired to your pre‑identified bank account. A $15 fee is deducted from your redemption proceeds for complete and share redemptions. In the case of a partial redemption, the fee of $15 will be deducted from the remaining account balance. If your written request is received in good order before the Fund’s NAV calculation time, the Fund will normally wire the money on the same business day, and if the Fund receives your request after the Fund’s NAV calculation time, the Fund will normally wire the money on the next business day, except as described on the next page under “Additional Policies on Selling Shares (Redemptions)”. Contact your financial institution about the time of receipt and availability.

Systematic Withdrawal Plan
As another convenience, you may redeem your Fund shares through the Systematic Withdrawal Plan (SWP). Under the Plan, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly, quarterly or annual basis. In order to participate in the Plan, your account balance must be at least $10,000. If you elect this method of redemption, the Fund will send a check to your address of record or will send the payment via electronic funds transfer through the Automated Clearing House (ACH) network directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. This Program may be terminated at any time by the Fund. You may also elect to terminate your participation in this Plan at any time by contacting the transfer agent at least five days prior to the next scheduled withdrawal.

A withdrawal under the Plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount requested to be withdrawn exceeds the amount available in your account, which includes any dividends credited to your account, the account will ultimately be depleted.

You may specify a dollar amount to be withdrawn monthly, quarterly or annually. You must own shares in an open account valued at $10,000 or more

Shareholder Information

when you first authorize the systematic withdrawal plan (SWP). If you wish to establish a SWP, please complete this section of the Account Application or contact the Transfer Agent for further instruction.

(1)	Minimums, limits or fees stated below may be waived at the discretion of Fund management.
Withdrawal by Draft.    Withdrawal by draft (check) is limited to open and collected account shares of the Fund (other than in accounts opened through RBC Wealth Management and brokerage firms that clear on a correspondent basis through RBC Capital Markets). Draft amounts may range from $500 to $100,000.
Additional Policies on Selling Shares (Redemptions).    For accounts held directly with the Fund, the length of time that the Fund typically expects to pay redemption proceeds depends on whether payment is made by ACH, wire or check. The Fund typically expects to make payments of redemption proceeds by wire or ACH within two business days following receipt of the redemption order by the Fund. For payment by check, the Fund typically expects to mail the check within two business days following receipt of the redemption order by the Fund.
For accounts held through a financial intermediary, the length of time that the Fund typically expects to pay redemption proceeds depends on the method of payment and the agreement between the financial intermediary and the Fund. For redemption proceeds that are paid directly to you by the Fund, the Fund typically expects to make payments by wire or ACH or by mailing a check within two business days following receipt of a redemption order from the financial intermediary by the Fund. For payments that are made to your financial intermediary for transmittal to you, the Fund expects to pay redemption proceeds to the financial intermediary within one to two business days following receipt of the redemption order from the financial intermediary by the Fund. The settlement of redemption proceeds is determined by the Depository Trust and Clearing Corporation (“DTCC”) based on the order transmitted through Fund/SERV.
The Fund may suspend the right of redemption or postpone the date of payment for shares during any period when: (a) the SEC has by order permitted such suspension; or (b) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets.
In addition, the Fund may delay redemptions beyond the period set forth above upon the following events: (a) non‑routine closure of the Fedwire or applicable Federal Reserve Banks; (b) closure of the NYSE other than for customary weekend and holiday closings or restriction of trading on the NYSE; (c) declaration by the SEC of an emergency or that trading be restricted; or (d) as part of a liquidation of the Fund, for any period during which the Fund has properly postponed and/or suspended redemption of shares and payment in accordance with federal securities laws.
Each Fund intends to pay redemption proceeds promptly and in any event within seven days after the request for redemption is received in good order.

Shareholder Information

In addition, a temporary hold may be placed on the payment of redemption proceeds if there is a reasonable belief that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. For purposes of this paragraph, the term “Specified Adult” refers to an individual who is (A) a natural person age 65 and older; or (B) a natural person age 18 and older who is reasonably believed to have a mental or physical impairment that renders the individual unable to protect his or her own interests. Notice of such a delay will be provided in accordance with regulatory requirements. This temporary hold will be for an initial period of no more than 15 business days while an internal review of the facts and circumstances of the suspected financial exploitation is conducted, but the temporary hold may be extended for up to 10 additional business days if the internal review supports the belief that financial exploitation has occurred, is occurring, has been attempted, or will be attempted. Both the initial and additional hold on the disbursement may be terminated or extended by a state regulator or an agency or court of competent jurisdiction.
The Fund cannot accept requests that contain special conditions or effective dates. The Fund may request additional documentation to ensure that a request is genuine. Examples may include a certified copy of a death certificate or a divorce decree.
If you purchased your shares by check, you may not receive your redemption proceeds until your purchase amount has cleared, which may take up to 15 calendar days. This delay will not apply if you purchased your shares via wire payment. You can avoid this delay by purchasing shares with a federal funds wire. For your protection, if your account address has been changed within the last 30 calendar days, your redemption request must be in writing and signed by each account owner, with signature guarantees. The right to redeem shares may be temporarily suspended in emergency situations only as permitted under federal law.
Redemption in Kind.    The Fund typically expects to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. In addition to paying redemption proceeds in cash, the Fund reserves the right to make payment in securities rather than cash, known as “redemption in kind,” for amounts redeemed by a shareholder, in any 90‑day period, in excess of $250,000 or 1% of Fund net assets, whichever is less. If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges. You will also bear the market risk of the securities you hold until the securities are sold. While the Fund does not routinely use redemptions in‑kind, the Fund reserves the right to use redemptions in‑kind to manage the impact of large redemptions on the Fund. Redemption in‑kind proceeds will typically be made by delivering a pro‑rata amount of the Fund’s holdings that are readily marketable securities to the redeeming shareholder within seven days after receipt of the redemption order by the Fund. In addition, a redemption

Shareholder Information

in liquid portfolio securities would be treated as a taxable event for you and may result in the recognition of gain or loss for federal income tax purposes.
Minimum Account Size
RBC Institutional Class 1 and RBC Institutional Class 2.    For RBC Institutional Class 1 and RBC Institutional Class 2 shares, you must maintain a minimum account value equal to the current minimum initial investment, which is $10 million for RBC Institutional Class 1 shares and $1 million for RBC Institutional Class 2 shares.
RBC Investor Class.    RBC Investor Class shares have no minimum account size.

Shareholder Information

Exchanging Your RBC Institutional Class 1 Shares
If exchanging your RBC Institutional Class 1 shares of the Fund through your financial advisor, brokerage account or other financial institution, simply tell your investment representative that you wish to exchange RBC Institutional Class 1 shares of the Fund and he or she will take care of the necessary documentation. To open a new Fund account through an exchange from an existing RBC Fund account, please refer to “Instructions for Opening an Account” above.
An exchange of shares is technically a sale of shares in one fund followed by a purchase of shares in another fund, and therefore may have tax consequences. By following the instructions below, and subject to such limitations as may be imposed by the RBC Funds, you may exchange existing RBC Institutional Class 1 shares of the Fund into another eligible share class of an RBC Fund or from another eligible share class of an RBC Fund into RBC Institutional Class 1 shares of the Fund.

By Telephone	1‑800‑422‑2766	You may make exchanges from one identically registered RBC Fund account into another eligible RBC Fund account, provided that your account is authorized for telephone exchanges.

By Mail	Regular Mail RBC Funds c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Registered/Overnight Mail RBC Funds c/o U.S. Bank Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202-5207

1.  In a letter, include the genuine signature of each registered owner, the account number, the number of shares or dollar amount to be exchanged, the name of the RBC Fund from which the amount is being sold, and the name of the RBC Fund into which the amount is being purchased.

2. Mail or courier the letter to the applicable address above.

3.  The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s offices.

Monthly Exchanges	You may authorize monthly exchanges from your Fund account into another eligible share class of an RBC Fund or from another eligible share class of an RBC Fund into your Fund account. Exchanges will be continued until all shares have been exchanged or until you terminate the service.

Shareholder Information

No Exchange Privilege
RBC Institutional Class 2 and RBC Investor Class
RBC Institutional Class 2 and RBC Investor Class shares of the Fund are not eligible to be exchanged for shares of other RBC Funds offered in separate prospectuses. The Fund reserves the right to reject any exchange for any reason.

Shareholder Information

Additional Policies on Exchanges
You must meet the minimum investment and eligibility requirements of the Class/Fund you are exchanging into. The names and registrations on the two accounts must be identical. You should review the prospectus of the Fund being purchased. Call 1‑800‑422‑2766 for a free copy or visit the Funds’ website at www.dfinview.com/usrbcgam. The exchange privilege (including automatic exchanges) may be changed or eliminated at any time upon 60 days’ notice to shareholders.
Additional Shareholder Services
Telephone Services.    Telephone trades must be received by the applicable deadline for submitting orders (see “Pricing of Fund Shares”). During periods of increased market activity, you may have difficulty reaching the Fund by telephone or may encounter higher than usual call waits. If this happens, contact the Fund by mail or allow sufficient time to place your telephone transaction. The Fund may refuse a telephone request, including a request to redeem shares of the Fund. The Fund will use reasonable procedures to confirm that telephone instructions are genuine. If such procedures are followed, neither the Fund nor any persons or entity that provides services to the Fund will be liable for any losses due to unauthorized or fraudulent instructions. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. The Fund reserves the right to limit the frequency or the amount of telephone redemption requests. Once a telephone transaction has been placed, it cannot be cancelled or modified after the close of regular trading on the NYSE (generally, 5:00 p.m., Eastern time).
Shareholder Mailings – RBC Institutional Class 1 and RBC Institutional Class 2.    To help lower operating costs, the Fund attempts to eliminate mailing duplicate documents to the same address. When two or more RBC Fund shareholders have the same last name and address, the Fund may send only one prospectus and other similar documents, general information statement or proxy statement to that address rather than mailing separate documents to each shareholder. This practice is known as “householding.” Shareholders may opt out of this single mailing at any time by calling either their financial advisor or the RBC Funds at 1‑800‑422‑2766 and requesting the additional copies of Fund documents.
Market Timing and Excessive Trading
Market timing may interfere with the management of the Fund’s portfolio and result in increased costs. The RBC Funds do not accommodate market timers. Because the Board of Trustees recognizes that money market funds are often utilized for cash management purposes, the Board of Trustees has not adopted policies and procedures that impose specific limitations on short term trades for the Fund.
Restriction and Rejection of Purchase or Exchange Orders.    The Fund, the distributor, or its agents reserve the right to restrict or reject, for any reason, without any prior notice, any purchase or exchange order. These

Shareholder Information

include transactions representing excessive trading or suspected excessive trading, transactions that may be disruptive to the management of the Fund’s portfolio, and purchase orders not accompanied by proper payment. The Fund reserves the right to delay for up to one business day the processing of exchange requests in the event that, in the Fund’s judgment, such delay would be in the Fund’s best interest, in which case both the redemption and purchase will be processed at the conclusion of the delay period. Redemptions may be suspended or postponed at times when the NYSE is closed, when trading is restricted, or under certain emergency circumstances as determined by the SEC.
Disclosure of Portfolio Holdings
A description of the Fund’s policies and procedures regarding the disclosure of portfolio holdings is available in the Fund’s SAI. The Fund makes certain portfolio holdings information available on its website, which is accessed by using the Fund’s link at www.rbcgam.com. Within no more than five business days of each Friday, the Fund posts complete portfolio holdings information. As required by Rule 2a‑7, the Fund posts portfolio holdings information as of the last business day of the preceding month (or any subsequent calendar day of such month) on its website no later than five business days after the end of the month and this information remains posted on the website for at least six months.
Shareholder Servicing Fees
RBC Institutional Class 1
RBC Institutional Class 1 shares of the Fund pay an annual shareholder services fee of up to the annual rate of 0.05% of the average daily value of net assets attributable to RBC Institutional Class 1 shares of the Fund that is used to reimburse or compensate a servicing agent (or pay to the Advisor, which the Advisor will use to reimburse or compensate a servicing agent) for its efforts and expenses incurred in connection with servicing shareholder accounts. This shareholder services administration fee is not paid pursuant to Rule 12b‑1.
Shareholder Account and Distribution Services (12b‑1) Fees
RBC Institutional Class 2 and RBC Investor Class
The Fund has adopted a Shareholder Account and Distribution Services Plan (the “12b‑1 Plan”) to pay distribution and service fees for the sale of its shares and services provided to shareholders. Under the 12b‑1 Plan, the Fund compensates the distributor or others for services and expenses relating to the sale and distribution of the Fund’s shares and/or for providing shareholder services. Because these fees are paid from Fund assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.
RBC Institutional Class 2 shares of the Fund pay an annual 12b‑1 fee of 0.15% of the average daily net assets attributable to RBC Institutional Class 2 shares of the Fund, all of which may be designated as a “service fee.”

Shareholder Information

RBC Investor Class shares of the Fund pay an annual 12b‑1 fee of 1.00% of the average daily net assets attributable to RBC Investor Class shares of the Fund. Up to 0.25% of the annual 12b‑1 fee may be designated as a “service fee.”
Dividends, Distributions and Taxes
Dividends and Distributions.    The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund expects to declare dividends daily and distribute its net investment income, if any, to shareholders as dividends monthly. The Fund will distribute net realized capital gains, if any, at least annually, generally in December. Dividends will also be paid at any time during the month upon total redemption of shares in an account. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution.
Annual Statements.    Each year, the Fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in October, November, or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Fund makes every effort to reduce the number of corrected forms mailed to you. However, if the Fund finds it necessary to reclassify its distributions after you receive your tax statement, the Fund will send you a corrected Form 1099.
Tax Considerations.    The Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist primarily of ordinary income. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.
For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Because the Fund is a money market fund, it does not anticipate realizing any long-term capital gains.
None of the Fund’s income dividends will be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates.
Sale or Redemption of Fund Shares.    A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of another RBC Fund is the same as a sale. Because the Fund expects to maintain a stable NAV per share, investors generally should not realize a taxable gain or loss on the sale or redemption of Fund shares.
Medicare Tax.    An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain

Shareholder Information

distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.
Backup Withholding.    By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding at the applicable rate on any distributions of income, capital gains, or proceeds from the sale of your shares. The Fund also must withhold if the Internal Revenue Service instructs it to do so.
State and Local Taxes.    Fund distributions also may be subject to state, local and foreign taxes.
Non‑U.S. Shareholders.    Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the Fund. If the Fund elects to report certain distributions of certain U.S. source interest income and capital gains as eligible for an exemption, such distributions may be paid to foreign shareholders free of withholding tax, as discussed in more detail in the SAI.
This discussion of “Dividends, Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.
Organizational Structure
RBC Funds Trust, formerly known as Tamarack Funds Trust, was organized as a Delaware statutory trust on December 16, 2003. Overall responsibility for the management of the Fund is vested in the Board of Trustees. RBC Institutional Class 1 shares of the Fund were previously a separate series of Great Hall® Investment Funds, Inc. and were reorganized as a separate series of RBC Funds Trust effective April 16, 2004. Unless otherwise noted information contained in this Prospectus regarding Fund fees and expenses prior to April 16, 2004 relates to the predecessor funds. RBC Institutional Class 2 and RBC Investor Class were added to the Fund on November 21, 2008.

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Financial Highlights

The following tables are intended to help you understand the financial performance of RBC Institutional Class 1, RBC Institutional Class 2 and RBC Investor Class shares of the Fund for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned on a Fund share assuming reinvestment of all distributions. This information has been audited by PricewaterhouseCoopers LLP, whose Report of Independent Public Accounting Firm, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available at www.dfinview.com/usrbcgam or by calling 1‑800‑422‑2766.

Financial Highlights

RBC BlueBay U.S. Government Money Market Fund

	(Selected data for a share outstanding throughout the periods indicated)
		Investment Activities						Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)		Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities		Net Investment Income		Total Distributions		Net Asset Value, End of Year
RBC Institutional Class 1
Year Ended 9/30/22	$1.00	—	(b)	0.01		0.01		(0.01)		(0.01)		$1.00
Year Ended 9/30/21	1.00	—	(b)	—	(b)		(b)	—	(b)	—	(b)	1.00
Year Ended 9/30/20	1.00	0.01		—	(b)	0.01		(0.01)		(0.01)		1.00
Year Ended 9/30/19	1.00	0.02		—	(b)	0.02		(0.02)		(0.02)		1.00
Year Ended 9/30/18	1.00	0.01		—	(b)	0.01		(0.01)		(0 01)		1.00

RBC Institutional Class 2
Year Ended 9/30/22	$1.00	—	(b)	0.01		0.01		(0.01)		(0.01)		$1.00
Year Ended 9/30/21	1.00	—	(b)	—	(b)		(b)	—	(b)	—	(b)	1.00
Year Ended 9/30/20	1.00	0.01		—	(b)	0.01		(0.01)		(0.01)		1.00
Year Ended 9/30/19	1.00	0.02		—	(b)	0.02		(0.02)		(0.02)		1.00
Year Ended 9/30/18	1.00	0.01		—	(b)	0.01		(0.01)		(0.01)		1.00

RBC Investor Class
Year Ended 9/30/22	$1.00	—	(b)	—		—		—	(b)	—	(b)	$1.00
Year Ended 9/30/21	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	1.00
Year Ended 9/30/20	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	1.00
Year Ended 9/30/19	1.00	0.01		—	(b)	0.01		(0.01)		(0.01)		1.00
Year Ended 9/30/18	1.00	0.01		—	(b)	0.01		(0.01)		(0.01)		1.00

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Less than $0.01 or $(0.01) per share.

Financial Highlights

RBC BlueBay U.S. Government Money Market Fund (cont.)

		(Selected data for a share outstanding throughout the periods indicated)
		Ratios/Supplemental Data
	Total Return	Net Assets, End of Year (millions)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*
RBC Institutional Class 1
Year Ended 9/30/22	0.60%	$2,724	0.07	%(a)	0.29%	0.17%
Year Ended 9/30/21	0.02%	11,201	0.09	%(a)	0.02%	0.17%
Year Ended 9/30/20	0.83%	10,821	0.16	%(a)	0.43%	0.17%
Year Ended 9/30/19	2.19%	1,916	0.19%		2.17%	0.19%
Year Ended 9/30/18	1.41%	2,106	0.18%		1.35%	0.19%

RBC Institutional Class 2
Year Ended 9/30/22	0.52%	$2,967	0.15	%(b)	0.43%	0.27%
Year Ended 9/30/21	0.02%	3,935	0.09	%(b)	0.02%	0.27%
Year Ended 9/30/20	0.71%	3,358	0.26	%(b)	0.62%	0.27%
Year Ended 9/30/19	2.09%	2,510	0.29%		2.08%	0.29%
Year Ended 9/30/18	1.31%	1,720	0.29%		1.34%	0.29%

RBC Investor Class
Year Ended 9/30/22	0.25%	$3,012	0.36	%(c)	0.18%	1.12%
Year Ended 9/30/21	0.02%	5,218	0.08	%(c)	0.02%	1.12%
Year Ended 9/30/20	0.34%	2 394	0.54	%(c)	0.25%	1.12%
Year Ended 9/30/19	1.37%	1,040	1.00%		1.36%	1.14%
Year Ended 9/30/18	0.59%	1,107	1.00%		0.50%	1.13%

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

(a)	During the periods ended September 30, 2022, September 30, 2021 and September 30, 2020, the Advisor voluntarily waived a portion of its fees. The Fund’s net expense ratio would increase by an amount of 0.09%, 0.08% and 0.01%, respectively, if such voluntary waivers were excluded for the periods ended September 30, 2022, September 30, 2021 and September 30, 2020. See Note 3 – Agreements and Other Transactions with Affiliates and Note 4 – Fund Distribution for more information.

(b)	During the periods ended September 30, 2022, September 30, 2021 and September 30, 2020, the Advisor and/or Distributor voluntarily waived a portion of its fees. The Fund’s net expense ratio would increase by an amount of 0.11%, 0.18% and 0.01%, respectively, if such voluntary waivers were excluded for the periods ended September 30, 2022, September 30, 2021 and September 30, 2020. See Note 3 – Agreements and Other Transactions with Affiliates and Note 4 – Fund Distribution for more information.

(c)	During the periods ended September 30, 2022, September 30, 2021 and September 30, 2020, the Advisor and/or Distributor voluntarily waived a portion of its fees. The Fund’s net expense ratio would increase by an amount of 0.65%, 0.92% and 0.46%, respectively, if such voluntary waivers were excluded for the periods ended September 30, 2022, September 30, 2021 and September 30, 2020. See Note 3 – Agreements and Other Transactions with Affiliates and Note 4 – Fund Distribution for more information.

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Privacy Policy

RBC Funds
Notice of Privacy Policy & Practices
The RBC Funds recognize and respect the privacy concerns and expectations of our customers, including individuals who provide their nonpublic personal information to the RBC Funds but do not invest in the RBC Funds’ shares.
We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to our affiliates and to third parties who are not affiliated with the Funds. Our affiliates are companies that are related by common ownership or control.

Collection of Customer Information
We collect nonpublic personal information about our customers from the following sources:
Account Applications and Other Forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;
Account History, including information about the transactions and balances in a customer’s accounts; and
Correspondence, written, telephonic or electronic between a customer and the RBC Funds or service providers to the RBC Funds.

Disclosure of Customer Information
We may disclose all of the information described above to our affiliates and to certain third parties who are not affiliated with the RBC Funds under one or more of these circumstances:
•  As Authorized — if you request or authorize the disclosure of the information.
•  As Permitted by Law — for example, sharing information with companies who maintain or service customer accounts for the RBC Funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.
•  Under Joint Agreements — we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

Security, Safeguarding and Destruction of Customer Information and Reports
We require service providers to the RBC Funds:
•  To maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of, the RBC Funds;
•  To maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the RBC Funds;
•  To maintain physical, electronic and procedural safeguards for the proper disposal of consumer report information, as defined in Rule 30(b)(1)(ii) of Regulation S‑P.

Delegation	The RBC Funds have delegated the responsibility to implement appropriate written procedures for such safeguarding and disposal of consumer report information and records to the Fund’s transfer agent and/or any other service provider who may come into possession of such information.
We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the RBC Funds.

For more information about the Fund, the following documents are available free upon request:
Annual/Semi-Annual Reports (Reports):
The Fund’s Reports to shareholders contain additional information on the Fund’s investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
Statement of Additional Information (SAI):
The Fund’s SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

You can get free copies of the Reports and the SAI, or request other information and discuss your questions about the Fund by contacting a broker or bank that sells the Fund, or contacting the Fund at:
RBC Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
Telephone: 1‑800‑422‑2766
You may also visit the Fund’s website at www.rbcgam.us for a free copy of the Fund’s Prospectus, SAI or Reports.
For More Information Call:
Institutional/Direct Investors: 800‑422‑2766
Retail RBC Wealth Management Investors: Contact your Financial Advisor
RBC Clearing & Custody: Contact your Financial Professional
Information from the Securities and Exchange Commission:
You can review and obtain copies of Fund documents from the SEC as follows:
On the EDGAR database via the Internet:
www.sec.gov
By electronic request:
publicinfo@sec.gov
(The SEC charges a fee to copy any documents.)

Investment Company Act File No. 811‑21475.	US Govt PROSP 7/23